EXHIBIT 1

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Index and ETF options

Name of Underlying Instrument                             Option Symbol                          Underlying Symbol
-----------------------------                             -------------                          -----------------
S&P Canada 60 Index Options                               SXO                                    N/A
iShares CDN S&P/TSX60 Index Fund                          XIU - LIU - VIU - XIX                  XIU
iShares CDN S&P/TSX Capped Gold Index Fund                XGD - XDG - VXG - LXG                  XGD
iShares CDN S&P/TSX Capped Financials Index Fund          XFN                                    XFN
iShares CDN S&P/TSX Capped Information TechnologyIndex
  Fund                                                    XIT                                    XIT
iShares CDN S&P/TSX Capped Energy Index Fund              XEG - XEE - LGE - ZGE -VGE             XEG
iShares CDN S&P/TSX Capped Materials Index Fund           XMA                                    XMA

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Name of Underlying Instrument                             Option Symbol                          Underlying Symbol
-----------------------------                             -------------                          -----------------

Addax Petroleum Corp.                                     AXC                                    AXC
Advantage Oil & Gas Ltd.                                  AAV                                    AAV
Aecon Group Inc.                                          ARE                                    ARE
AGF Management Ltd.                                       AGF                                    AGF.B
Agnico-Eagle Mines Limited                                AEM                                    AEM
Agrium Inc.                                               AGU - LGU - VGU                        AGU
Alamos Gold Inc.                                          AGI                                    AGI
Alimentation Couche Tard Inc.                             ATD                                    ATD.B
Allied Nevada Gold Corp.                                  ANV                                    ANV
Astral Media Inc.                                         ACM                                    ACM.A
Athabasca Potash Inc.                                     API                                    API
ATS Automation Tooling Systems Inc.                       ATA                                    ATA
Aurizon Mines Ltd.                                        ARZ                                    ARZ
Ballard Power Systems Inc.                                BLD                                    BLD
Bank of Montreal                                          BMO - BMZ - LBM - VBM                  BMO
Bank of Nova Scotia (The)                                 BNQ - BNS - LBQ - VBQ                  BNS
Barrick Gold Corporation                                  ABX - LBA - VBA                        ABX
BCE Inc.                                                  BCE - LBC - VBC                        BCE
Biovail Corporation                                       BVF                                    BVF
Birchcliff Energy Limited                                 BIR                                    BIR
Bombardier Inc.                                           BBD - LBB - VBB                        BBD.B
Brookfield Asset Man. Inc. Cl. A                          BAM                                    BAM.A
Brookfield Properties Corp.                               BPO                                    BPO
CAE Inc.                                                  CAE                                    CAE
Cameco Corporation                                        CCO - COY - LOC - VOC                  CCO
Canadian Imperial Bank of Commerce                        CM - CMY - LCM - VMC                   CM
Canadian National Railway Company                         CNR                                    CNR
Canadian Natural Resources Limited                        CNQ - CQN - LNQ - LNX - VNQ - VNZ      CNQ
Canadian Oil Sands Trust                                  COS                                    COSu
Canadian Pacific Railway Limited                          CP                                     CP
Canadian Tire Corp. Ltd                                   CTC                                    CTC.A
Canadian Utilities                                        CU                                     CU
Canadian Western Bank                                     CWB                                    CWB
Canfor Corporation                                        CFP                                    CFP
Cascades Inc.                                             CAS                                    CAS
Celestica Inc.                                            CLS - LLS - VLS                        CLS
Celtic Exploration Ltd.                                   CLT                                    CLT
Centerra Gold Inc.                                        CG                                     CG
CGI Inc. (Group)                                          GIB                                    GIB.A
CI Financial Inc.                                         CIX                                    CIX
Corriente Resources Inc.                                  CTQ                                    CTQ
CORUS Entertainment Inc.                                  CJR                                    CJR
Cott Corp.                                                BCB                                    BCB
Crescent Point Energy Corp.                               CPG                                    CPG
Crew Energy Incorporated                                  CR                                     CR
CA"ur da(euro)(TM)Alene Mines Corporation                 CDM                                    CDM
Denison Mines Corp.                                       DML                                    DML
Detour Gold Corp.                                         DGC                                    DGC
Domtar Corporation                                        UFS                                    UFS
Eldorado Gold Corp.                                       ELD                                    ELD
Emera Inc.                                                EMA                                    EMA
Enbridge Inc.                                             ENB                                    ENB
EnCanaCorporation                                         ECA - ECZ                              ECA
Enerplus Resources Fund                                   ERF                                    ERFu
Ensign Energy Services Inc.                               ESI                                    ESI
Equinox Minerals Ltd.                                     EQN                                    EQN
European Goldfields Ltd.                                  EGU                                    EGU
Fairborne Energy Ltd.                                     FEL                                    FEL
Finning International Inc.                                FTT                                    FTT
First Quantum Minerals                                    FM - FMZ                               FM
FNX Mining Company Inc.                                   FNX                                    FNX
Fortis Inc.                                               FTS                                    FTS
Franco Nevada                                             FNV                                    FNV
Fronteer Development Group Inc.                           FRG                                    FRG
Galleon Energy Inc.                                       GO                                     GO .A
Gammon Gold Inc.                                          GAM                                    GAM
Garda World Security Corporation                          GW                                     GW
George Weston Limited                                     WN                                     WN
Gerdau AmeriSteel Corporation                             GNA                                    GNA
Gildan Activewear Inc.                                    GIL                                    GIL
Goldcorp Inc.                                             G - GGZ - LGA - VGA                    G
Gran Tierra Energy Inc.                                   GTE                                    GTE
Great-West Lifeco Inc.                                    GWO                                    GWO
Groupe Aeroplan Inc.                                      AER                                    AER
Harry Winston Diamond Corp.                               HW                                     HW
Highpine Oil & Gas Limited                                HPX                                    HPX
HudBay Minerals Inc.                                      HBM                                    HBM
Husky Energy Inc.                                         HSE - HSZ - LHS - VHS                  HSE
IAMGOLD Corporation                                       IMG                                    IMG
IESI-BFC Ltd.                                             BIN                                    BIN
IGM Financial Inc.                                        IGM                                    IGM
Imperial Oil Limited                                      IMO                                    IMO
Industrial Alliance Insurance and Financial Services Inc. IAG                                    IAG
Inmet Mining Corporation                                  IMN - IMQ                              IMN
Intact Financial Corporation                              IFC                                    IFC
Ivanhoe Mines Ltd.                                        IVN                                    IVN
Jaguar Mining Inc.                                        JAG                                    JAG
Kingsway Financial Services Inc.                          KFS                                    KFS
Kinross Gold Corporation                                  K - LKK - VKK                          K
Loblaw Companies Ltd.                                     L                                      L
Lululemon Athletica Inc.                                  LLL                                    LLL
Lundin Mining Corp.                                       LUN                                    LUN
Magna International Inc                                   MG                                     MG .A
Manitoba Telecom Services Inc.                            MBT                                    MBT
Manulife Financial Corporation                            LCF - MFC - MFX - VCF                  MFC
MDS Inc.                                                  MDS                                    MDS
Methanex Corporation                                      MX                                     MX
METRO INC.                                                MRU                                    MRU.A
Migao Corporation                                         MGO                                    MGO
Minefinders Corporation Ltd.                              MFL                                    MFL
Mullen Group Ltd.                                         MTL                                    MTL
n/a                                                       AXQ                                    AXQ
Please refer to circular no. 158-09.
n/a                                                       TOQ                                    TOQ
Please refer to circular no. 159-09.
National Bank of Canada                                   LNA - NA - NAY - NAZ - VNA             NA
Nexen Inc.                                                NXY                                    NXY
Niko Resources Ltd.                                       NKO - NKX                              NKO
Nortel Networks Corporation                               VNT - WNT                              NT
NovaGold Resources Inc.                                   NG                                     NG
NuVista Energy Limited                                    NVA                                    NVA
Onex Corp.                                                OCX                                    OCX
Open Text Corp                                            OTC                                    OTC
OPTI Canada Inc.                                          OPC                                    OPC
Osisko Mining Corp.                                       OSK                                    OSK
Pacific Rubiales Energy                                   PRE                                    PRE
Paladin Energy Ltd.                                       PDN                                    PDN
Pan American Silver Corporation                           PAA                                    PAA
Paramount Resources Ltd.                                  POU                                    POU
Pengrowth Energy Trust                                    PGF                                    PGFu
Penn West Energy Trust                                    PWT                                    PWTu
Petro-Canada                                              PCX - VPX                              PCX
Please refer to circular no. 122-09.
Petrobank Energy & Resources Ltd.                         PBG                                    PBG
Potash Corporation of Saskatchewan                        POT - POX                              POT
Power Corporation of Canada                               POW                                    POW
Power Financial Corporation                               PWF                                    PWF
Precision Drilling Trust                                  PDY                                    PD u
ProEx Energy Ltd.                                         PRQ                                    PRQ
QLT Inc.                                                  QLT                                    QLT
Quadra Mining Ltd.                                        QUA                                    QUA
Red Back Mining Inc.                                      RBI                                    RBI
Research in Motion Limited                                RIM                                    RIM
Rogers Communications Inc.                                LCR - RCI - VRC                        RCI.B
Rona Inc.                                                 RON                                    RON
Royal Bank of Canada                                      LRY - RY - RYX - VRY                   RY
Russel Metals Inc.                                        RUS                                    RUS
Saputo                                                    SAP                                    SAP
Shaw Communications Inc.                                  SJR                                    SJR.B
Sherritt International Corporation                        S                                      S
Shoppers Drug Mart                                        SC                                     SC
Sierra Wireless Inc.                                      SW                                     SW
Silver Standard Resources Inc.                            SSO                                    SSO
Silver Wheaton Corp.                                      SLW                                    SLW
Silvercorp Metals Inc.                                    SVM                                    SVM
Sino-Forest Corporation                                   TRE                                    TRE
SNC-Lavalin Group Inc.                                    SNC                                    SNC
Sun Life Financial                                        LLF - SLF - SLZ - VLF                  SLF
Suncor Energy Inc.                                        LSU - LSX - SU - SUX - VSU - VSX       SU
Talisman Energy Inc.                                      LLM - TLM - VLM                        TLM
Teck Resources Limited. Cl. B                             LCK - TCK - TCX - VCK - VEK            TCK.B
TELUS Corporation                                         LTU - T - TTU - VTU                    T
The Jean Coutu Group (PJC) Inc.                           PJC                                    PJC.A
Thompson Creek Metals Company Inc.                        TCM                                    TCM
Thomson Reuters Corporation                               TRI                                    TRI
Tim Hortons                                               THI                                    THI
Timminco Ltd.                                             TIM                                    TIM
TMX Group Inc.                                            X                                      X
Toronto-Dominion Bank (The)                               LTD - TD - TDQ - VTD                   TD
TransAlta Corporation                                     TA                                     TA
TransCanada Corporation                                   LTP - TRP - VTP                        TRP
Trican Well Services Inc.                                 TCW                                    TCW
Trinidad Drilling Ltd.                                    TDG                                    TDG
TriStar                                                   TOG                                    TOG
Uranium One Inc.                                          UUU - VUU                              UUU
Uranium Participation Corp.                               U                                      U
Ventana Gold Corp.                                        VEN                                    VEN
Viterra Inc.                                              VT                                     VT
WestJet Airlines Ltd.                                     WJA                                    WJA
Yamana Gold Inc.                                          YRI                                    YRI
Yellow Pages Income Fund                                  YLO                                    YLOu
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